Franklin BSP Realty Trust Third Quarter 2025 Supplemental Information

B E N E F I T S T R E E T P A R T N E R S | A L C E N T R A 2 Important Information The information herein relates to the Company’s business and financial information as of September 30, 2025 and does not reflect subsequent developments. Risk Factors Investing in and owning our common stock involves a high degree of risk. For a discussion of these risks, see the section entitled “Risk Factors” in our Annual Report on Form 10- K filed with the SEC on February 26, 2025, and the risk disclosures in our subsequent periodic reports filed with the SEC, including its Quarterly Report on Form 10-Q for the quarter ended September 30, 2025. Forward-Looking Statements Certain statements included in this presentation are forward-looking statements. Those statements include statements regarding the intent, belief or current expectations of Franklin BSP Realty Trust, Inc. (“FBRT” or the “Company”) and may include the assumptions on which such statements are based, and generally are identified by the use of words such as "may," "will," "seeks," "anticipates," "believes," "estimates," "expects," "plans," "intends," "should" or similar expressions. Actual results may differ materially from those contemplated by such forward-looking statements. Factors that could cause actual outcomes to differ materially from our forward-looking statements include macroeconomic factors in the United States including inflation, changing interest rates and economic contraction, impairments in the value of real estate property securing our loans or that we own, the extent of any recoveries on delinquent loans, and the financial stability of our borrowers, and the other factors set forth in the risk factors section of our most recent Form 10-K and Form 10-Q. The extent to which these factors impact us and our borrowers will depend on future developments, which are highly uncertain and cannot be predicted with confidence. Further, forward-looking statements speak only as of the date they are made, and we undertake no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, except as required by law. Additional Important Information The summary information provided in this presentation does not purport to be complete and no obligation to update or otherwise revise such information is being assumed. Nothing shall be relied upon as a promise or representation as to the future performance of the Company. This summary is not an offer to sell securities and is not soliciting an offer to buy securities in any jurisdiction where the offer or sale is not permitted. This summary is not advice, a recommendation or an offer to enter into any transaction with us or any of our affiliated funds. There is no guarantee that any of the goals, targets or objectives described in this summary will be achieved. The information contained herein is not intended to provide, and should not be relied upon for, accounting, legal, ERISA or tax advice or investment recommendations. Investors should also seek advice from their own independent tax, accounting, financial, ERISA, investment and legal advisors to properly assess the merits and risks associated with their investment in light of their own financial condition and other circumstances. The information contained herein is qualified in its entirety by reference to our most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q. You may obtain a copy of the most recent Annual Report or Quarterly Report by calling (844) 785-4393 and/or visiting www.fbrtreit.com. This presentation contains information regarding FBRT’s financial results that is calculated and presented on the basis of methodologies other than in accordance with accounting principles generally accepted in the United States (“GAAP”), including Distributable Earnings. Please refer to the appendix for the reconciliation of the applicable GAAP financial measures to non-GAAP financial measures. PAST PERFORMANCE IS NOT A GUARANTEE OR INDICATIVE OF FUTURE RESULTS. INVESTMENTS INVOLVE SIGNIFICANT RISKS, INCLUDING LOSS OF THE ENTIRE INVESTMENT. There is no guarantee that any of the estimates, targets or projections illustrated in this summary will be achieved. Any references herein to any of the Company’s past or present investments, portfolio characteristics, or performance, have been provided for illustrative purposes only. It should not be assumed that these investments were or will be profitable or that any future investments will be profitable or will equal the performance of these investments. There can be no guarantee that the investment objective of the Company will be achieved. Any investment entails a risk of loss. An investor could lose all or substantially all of his or her investment. Please refer to our most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q for a more complete list of risk factors. The following slides contain summaries of certain financial information about the Company. The information contained in this presentation is summary information that is intended to be considered in the context of our filings with the Securities and Exchange Commission and other public announcements that we may make, by press release or otherwise, from time to time.

FBRT 3Q 2025 Financial Update

FBRT 3Q 2025 Financial Update

Highlights

Earnings

- GAAP Net Income of **$17.6 million** and **$0.12** per diluted common share and **$0.13** per fully converted share [1]
- Distributable Earnings [2] of **$26.7 million** and **$0.22** per fully converted share [1]. Distributable Earnings includes $1.7 million of realized losses within the quarter
- Distributable Earnings before realized losses of **$28.4 million** and **$0.23** per fully converted share [1]
- Declared a Q3 2025 cash dividend of **$0.355** per share, representing an annualized yield of 10.0% on fully-converted book value per share [1]

Capitalization

- Fully-converted book value per share is **$14.29** vs. $14.82 in Q2 2025 [1]. Undepreciated fully-converted book value per share is **$14.46** vs. $15.00 in Q2 2025 [1] [3]
- Net debt to equity is **2.5x;** recourse net debt to equity is **0.8x**
- **77%** of financing sources are non-mark-to-market on our core book
- **$522 million** of liquidity of which $117 million is cash and $21 million is CLO reinvest/ramp available [4]
- After the quarter, the Company resumed share repurchases with **$6.0 million** repurchased through October 24, 2025. $25.6 million remains available under the Company's **$65.0 million** share repurchase program

Investments

- **Core Portfolio:** principal balance decreased by **$113 million** in the quarter. Closed **$304 million** of new loan commitments and funded **$196 million** of principal balance including future funding on existing loans. Received loan repayments of $275 million
- **Agency:** originated **$2.2 billion** of new loan commitments under programs with Fannie Mae, Freddie Mac, and HUD

Portfolio

- **Core Portfolio** of **147** CRE loans and **$4.4 billion** of principal balance, average size of $30 million and 75% multifamily. One asset was removed from the watch list. Ten assets remain on the watch list, two of which are risk rated a five and eight of which are risk rated a four
- Nine foreclosure real estate owned positions, totaling **$229 million** and one investment real estate owned position of **$119 million**

1. Fully Converted assumes conversion of our series of convertible preferred stock and Class A units along with full vesting of our outstanding equity compensation awards.
2. Please see appendix for GAAP net income to Distributable Earnings calculation.
3. Adjusted for accumulated depreciation and amortization of real property of $16.4 million and $16.0 million at 9/30/25 and 6/30/25, respectively.
4. Cash excludes restricted cash. Total liquidity amount includes the cash available we can invest at a market advance rate utilizing our available capacity on financing lines.

BENEFIT STREET PARTNERS | ALCENTRA 4

FBRT 3Q 2025 Financial Update

Financial Highlights

Income Statement

Net interest income [1]	$30.1
Operating expenses [1], [2]	(18.9)
(Provision) / Benefit for credit loss [1]	(0.5)
NewPoint	9.2
Other income/(loss) [1]	6.9
GAAP net income (loss)	**$17.6**
NewPoint adjustments to GAAP net income (loss) [3]	0.1
Other adjustments to GAAP net income (loss) [3]	10.7
Distributable Earnings before realized gain/(loss) [3]	**$28.4**
Realized gain/(loss) adjustments to GAAP net income (loss) [3]	(1.7)
Distributable Earnings [3]	**$26.7**
GAAP net income (loss) per share, fully converted [4]	$0.13
GAAP return on common equity	3.6%
GAAP dividend coverage, fully converted [3], [4]	36.1%
Distributable Earnings per share, fully converted [3], [4]	**$0.22**
Distributable Earnings return on common equity [3]	**6.1%**
Distributable Earnings dividend coverage, fully converted [3], [4]	**60.9%**
Distributable Earnings per share before realized gain/(loss), fully converted [3], [4]	**$0.23**
Distributable Earnings return on common equity before realized gain/(loss) [3]	**6.6%**
Distributable Earnings dividend coverage before realized gain/(loss), fully converted [3], [4]	**65.7%**
Dividend per share	$0.355
Dividend per share yield on book value	9.9%

Balance Sheet - Assets (End of Quarter)

Total core portfolio	$4,368.8
Loans held-for-sale	659.9
Total real estate securities	82.6
Mortgage servicing rights	208.6
Cash and restricted cash	143.9
CLO reinvestment available	21.0
Other assets	733.7
Total assets	**$6,218.5**

Balance Sheet - Debt & Equity

Collateralized loan obligations	$2,813.7
Warehouse	1,176.8
Repo - securities	131.7
Asset specific financings	36.9
Unsecured debt	185.3
Total debt	**$4,344.4**
Preferred equity [5]	348.5
Common stock/retained earnings [6]	1,307.3
Total equity [5], [6]	**$1,655.8**
Book value per share, fully converted [4]	**$14.29**
Net debt/total equity	**2.54x**
Recourse net debt/total equity	**0.84x**

Note: All numbers in millions except per share and share data.

1. Excludes NewPoint.
2. Does not include real estate owned operating income which is reported under Other income / (loss).
3. Please see appendix for the detail on the adjustments from GAAP net income to Distributable Earnings.
4. Fully Converted assumes conversion of our series of convertible preferred stock and Class A units along with full vesting of our outstanding equity compensation awards.
5. Includes $90 million of preferred equity that converts to common equity on 1/21/26, subject to the holder's right to accelerate the conversion. These amounts are reflected as temporary equity on the consolidated balance sheets. The remaining $259 million of preferred equity represents the Series E preferred, which is not convertible into common equity.
6. Includes non-controlling interest.

BENEFIT STREET PARTNERS | ALCENTRA 5

B E N E F I T S T R E E T P A R T N E R S | A L C E N T R A 6 $31.2 -$6.2 $29.0 $26.7 4Q'24 1Q'25 2Q'25 3Q'25 $31.9 (2) $28.4 (2) $36.0 $31.7 (2) $25.1 (2) $30.2 $23.7 $24.4 $17.6 4Q'24 1Q'25 2Q'25 3Q'25 4Q'24 1Q'25 2Q'25 3Q'25 $0.355 $0.355 $0.355 $0.355 Dividend per share $0.30 ($0.12) $0.27 $0.22 Distributable earnings per share, fully converted (1), (3) $0.30 $0.31 $0.23 $0.23 Distributable earnings per share before realized gain/(loss), fully converted (1), (3) 84% (35%) 76% 61% Distributable dividend coverage, fully converted (1), (3) 86% 86% 64% 66% Distributable dividend coverage before realized gain/(loss), fully converted (1), (3) Earnings & Distributions Note: All numbers in millions except per share data. 1. Please see appendix for the detail on the adjustments from GAAP net income to Distributable Earnings. 2. Distributable earnings before realized gain/(loss). 3. Fully Converted assumes conversion of our series of convertible preferred stock and Class A units along with full vesting of our outstanding equity compensation awards. FBRT 3Q 2025 Financial Update Distributable Earnings ($M) (1) GAAP Net Income (Loss) ($M)

B E N E F I T S T R E E T P A R T N E R S | A L C E N T R A 7 $4,538 $143 $53 ($275) ($34) $4,425 2Q25 Loans Outstanding Fundings on New Loans Fundings on Existing Loans Repayments Transfer to HFS 3Q25 Loans Outstanding $5,000 $459 $148 ($945) ($203) ($34) $4,425 4Q24 Loans Outstanding Fundings on New Loans Fundings on Existing Loans Repayments REO/ Foreclosures Transfer to HFS 3Q25 Loans Outstanding (1) (1) (2) (3) Note: All numbers in millions. 1. Includes full paydowns, dispositions, partial paydowns, non-REO related charge-offs and amortization. 2. Loan transferred to held for sale within the quarter and subsequently sold in October 2025. 3. Includes REO related charge-offs. Core Net Fundings FBRT 3Q 2025 Financial Update 3Q 2025 ($M) YTD 2025 ($M) Total Commitment of $304M Total Commitment of $706M

B E N E F I T S T R E E T P A R T N E R S | A L C E N T R A 8 Capitalization Overview 1. On our core book (excluding repo-securities and NewPoint), 77% of financings are non-mark-to-market. 2. Net leverage represents (i) total outstanding borrowings under secured financing arrangements, including collateralized loan obligations, repurchase agreements - commercial mortgage loans, repurchase agreements - real estate securities, asset-specific financing arrangements, and unsecured debt, less cash and cash equivalents, to (ii) total equity and total redeemable convertible preferred stock, at period end. Recourse net leverage excludes collateralized loan obligations. FBRT 3Q 2025 Financial Update Financing Sources (1) Net Leverage (2) Average debt cost including financing was 7.1% in 3Q25 (no change from 2Q25) Collateralized Loan Obligations 65% Warehouse 27% Unsecured Debt 4% Repo - Securities 3% Asset Specific Financings 1% 0.84x 2.54x 0.00x 0.50x 1.00x 1.50x 2.00x 2.50x 3.00x Recourse Net Leverage Total Net Leverage

B E N E F I T S T R E E T P A R T N E R S | A L C E N T R A 9 Financing Lines 1. Outstanding balance as of September 30, 2025 and net of tranches held by FBRT. 2. Cost of debt is shown before discount and transaction costs. 3. Commitment for loans. Excludes bond repurchase agreements. FBRT 3Q 2025 Financial Update CLOs Warehouse/Revolver/Other CLO Name Debt Amount(1) Reinvest End Date Cost of Debt(2) BSPRT 2021-FL6 $184 million Ended S + 2.07% BSPRT 2021-FL7 $310 million Ended S + 2.06% BSPRT 2022-FL8 $494 million Ended S + 1.93% BSPRT 2022-FL9 $368 million Ended S + 3.21% BSPRT 2023-FL10 $593 million Ended S + 2.65% BSPRT 2024-FL11 $886 million 10/8/27 S + 1.99% Total $2,835 million CLO reinvestment available $21 million Repo – Securities (outstanding) $132 million Name Commitment (3) Barclays (Warehouse) $500 million Wells Fargo $400 million JP Morgan $500 million Atlas SP Partners $350 million Churchill $225 million Barclays (Secured Revolver) $100 million BAML Line of Credit (NewPoint) $500 million Fifth Third WH Line of Credit (NewPoint) $300 million Fifth Third Line of Credit (NewPoint) $100 million JPM Line of Credit (NewPoint) $700 million PNC Line of Credit (NewPoint) $500 million ASAP Line of Credit (NewPoint) $100 million Total $4,275 million

FBRT 3Q 2025 Financial Update

Liquidity

Liquidity ($M)


$117
$21
$384
$522
Unrestricted Cash
CLO Reinvestment Available
Financing Available & In Progress (1)
Total Liquidity

1. Represents cash available at 9/30/2025 that we can invest at a market advance rate utilizing our available capacity on financing lines.

BENEFIT STREET PARTNERS | ALCENTRA 10

FBRT 3Q 2025 Financial Update

NewPoint Financial Highlights

Income Statement	
Net interest income	($0.4)
Gain / (loss) on sales	26.0
Mortgage servicing rights	19.7
Mortgage servicing rights amortization, impairments & payoffs	(15.9)
Servicing and ancillary fees	11.6
Servicing interest on escrows	7.9
Total Revenues	**$48.9**
Compensation and benefits	(34.4)
Depreciation and amortization	(2.1)
Other	(3.2)
GAAP net income (loss)	**$9.2**
Income from mortgage servicing rights	(19.7)
Amortization and write-offs of MSRs	15.9
Non-cash compensation	2.9
Other	1.0
Distributable Earnings	**$9.3**

ROE	
GAAP return on equity [(2)]	9.0%
Distributable Earnings return on equity [(2)]	**9.1%**

Contribution to FBRT	
GAAP net income (loss) per share, fully converted [(3)]	$0.09
Distributable Earnings per share, fully converted [(3)]	**$0.09**

Mortgage servicing rights	MSR	Value on Commitments [(1)]	Total MSR Value
Beginning Balance	$211.5	$5.5	$217.1
OMSR - new commitments	-	$19.7	$19.7
OMSR - moved at settlement	$12.9	($12.9)	-
Amortization, impairments & payoffs	($15.9)	-	($15.9)
Ending Balance	**$208.6**	**$12.3**	**$220.9**

Volume	UPB	Count	Sales	MSR
Fannie	$609.0	27	4.4	7.4
Freddie	$1,289.5	33	9.1	8.0
FHA	$273.7	17	10.8	4.4
Total	**$2,172.2**	**77**	**$24.3**	**$19.7**
Sales Margin/MSR Rate			1.12%	0.91%

Note: All numbers in millions.

1. Included in commercial mortgage loans held for sale and derivative instruments on the balance sheet.
2. Based on final purchase price of $410 million
3. Fully Converted assumes conversion of our series of convertible preferred stock and Class A units along with full vesting of our outstanding equity compensation awards.

BENEFIT STREET PARTNERS | ALCENTRA 11

Portfolio

B E N E F I T S T R E E T P A R T N E R S | A L C E N T R A 13 Collateral by Region Texas 30% Florida 15% North Carolina 13% Georgia 6% South Carolina 5% New York 5% Various 4% Arizona 3% All Other 19% Core Loan Portfolio Composition 1. Weighted average loan-to-value percentage (WA LTV) represents the weighted average ratio of the loan amount to the appraised value of the property at the time of origination. 2. Unpaid principal balance (UPB) represents the portion of the loan that has not yet been remitted to the lender. 3. Two risk rated 5 and one risk rated 4. Portfolio Rate TypePortfolio Summary Collateral by StateCollateral Summary • $4.4B total portfolio; 64.8% WA LTV (1) • 137 senior loans; average UPB (2) of $32M • 10 mezzanine loans; average UPB (2) of $4M • 3 non-performing loans (3) Portfolio Overview Southeast 44% Southwest 33% Mideast 7% Far West 4% New England 4% Great Lakes 2% Rocky Mountain 1% Various 5% Floating 88% Fixed 12% Senior 99% Mezzanine 1% Multifamily 75% Hospitality 13% Industrial 6% Office 3% Other 3%

B E N E F I T S T R E E T P A R T N E R S | A L C E N T R A 14 By State By Collateral By Region Core Originations in the Quarter Note: Charts shown above are based on the initial funding/unpaid principal balance of the newly originated loans. 1. All-in coupon based on 9/30/25 SOFR indices. Portfolio • 12 loans; $304 million total commitment ($143 million of initial funding / $161 million of future funding) • 5.11% weighted average spread; 9.24% all-in coupon (1) • 11 senior loans; 4.47% weighted average spread • 1 mezzanine loan; 13.33% weighted average spread • 1.0% and 0.7% weighted average origination and exit fees, respectively Overview Southeast 45% Various 30% Southwest 13% Far West 7% Mideast 5% Florida 32% Various 31% Texas 13% Nevada 7% South Carolina 6% North Carolina 6% New Jersey 5% Multifamily 94% Mixed Use 6%

B E N E F I T S T R E E T P A R T N E R S | A L C E N T R A 15 Pre-Rate Hike Book Total Commitment Post-Rate Hike Book Total Commitment Risk Ratings by Commitment Collateral Type $ % Collateral Type $ % Multifamily 1,554 79% Multifamily 2,159 75% Hospitality 178 9% Hospitality 417 14% Industrial 76 4% Industrial 204 7% Office 136 7% Office - 0% Mixed Use 33 1% Mixed Use 76 3% Retail - 0% Retail 2 0% Manufactured Housing - 0% Manufactured Housing 29 1% Total 1,977 100% Total 2,887 100% Portfolio Vintage Detail Portfolio • 75% of the post-rate hike book is multifamily • 59% of our book consists of loans originated after the interest rate hikes • 100% of our post-rate hike loans are risk rated a two or three • No positions are on the watch list • 79% of the pre-rate hike book is multifamily • 41% of our book consists of loans originated before the interest rate hikes • 82% of these legacy loans are risk rated a two or three, with the vast majority scheduled to mature by the end of 2026 • We’ve addressed the positions requiring attention and have reflected them in our watch list Pre-Rate Hike Book Post-Rate Hike Book

B E N E F I T S T R E E T P A R T N E R S | A L C E N T R A 16 Loan/Asset Location Carrying/Book Value CV/BV PSF Recorded CECL % Written Down Status Office Loan Triple Net Lease 1 (1) Acton, MA $59.1 $168 - —% Performing Subtotal Triple Net Office Loan $59.1 $168 - 0% Office Loan 1 Phoenix, AZ $13.3 $42 - —% Performing; Watchlist Office Loan 2 Alpharetta, GA $21.3 $79 - —% Non-Performing; Watchlist Office Loan 3 Houston, TX $15.3 $65 - —% Performing Office Loan 4 Detroit, MI $20.6 $47 - —% Performing Subtotal Office Loans $70.5 $56 - 0% Subtotal REO Office Properties $34.0 $38.6 53% Total Office Book $163.6 $38.6 19% • Excluding our triple net leased office loan, our traditional multi-tenant office exposure is only 2.2% of our total portfolio. Office Portfolio 1. Triple net leased as corporate headquarters (tenant owned) with 16 years remaining to $20 billion market cap public company. Loan repaid in full in October 2025. Portfolio

Portfolio

Core Portfolio - Watch List Loans (Risk Rating 4&5)

Investment	Loan Type	Investment Date	Default Date	Non-Performing	Collateral	Loan Purpose	Location	Loan Risk Rating
Suburban Office Park	Floating Rate Senior Loan	Q4 2019	None	Yes	Office	Acquisition	Alpharetta, GA	5
77-Unit Apartment Community	Floating Rate Senior Loan	Q4 2021	None	Yes	Multifamily	Acquisition	Philadelphia, PA	5
307-Unit Student Housing Community	Floating Rate Senior Loan	Q2 2022	None	No	Multifamily	Acquisition	Norfolk, VA	4
276-Unit Apartment Community	Floating Rate Senior Loan	Q2 2022	None	No	Multifamily	Acquisition	Charlotte, NC	4
344-Unit Apartment Community	Floating Rate Senior Loan	Q4 2022	None	No	Multifamily	Acquisition	San Antonio, TX	4
176-Unit Apartment Community	Floating Rate Senior Loan	Q2 2022	None	No	Multifamily	Acquisition	Fort Worth, TX	4
Urban Office Building	Floating Rate Senior Loan	Q4 2019	Q3 2025	No	Office	Acquisition	Phoenix, AZ	4
848-Unit Apartment Community	Floating Rate Senior Loan	Q1 2021	None	No	Multifamily	Acquisition	Garland, TX	4
184-Unit Apartment Community	Floating Rate Senior Loan	Q4 2021	None	No	Multifamily	Acquisition	Glendale, AZ	4
148-Unit Apartment Community	Floating Rate Senior Loan	Q1 2022	Q3 2025	Yes	Multifamily	Acquisition	Smyrna, GA	4

Note: Watchlist loans are loans with a risk rating of 4 or 5.

BENEFIT STREET PARTNERS | ALCENTRA 17

Portfolio

Foreclosure Real Estate Owned ("REO")

Investment	Loan Investment Date	Foreclosure / Deed-In-Lieu Date	Collateral Type	Collateral Detail	Location
Single Tenant Retail Portfolio	Q2 2022	Q4 2022 - Q2 2023	Retail	2 Freestanding Retail Properties	Various
CBD Office Complex	Q1 2020	Q3 2023	Office	124k Square Foot Office Complex	Portland, OR
16-Building Apartment Complex	Q1 2021	Q4 2023	Multifamily	236-Unit Apartment Complex with 16 Buildings	Lubbock, TX
144-Unit Apartment Community	Q2 2022	Q2 2024	Multifamily	144-Unit, Garden Style Apartment Communities	Chapel Hill, NC
471-Unit Apartment Community	Q2 2022	Q2 2024	Multifamily	471-Unit, Garden Style Apartment Community	Raleigh, NC
426-Unit Apartment Community	Q2 2018	Q2 2024	Multifamily	426-Unit, High Rise Apartment Community	Cleveland, OH
50-Unit Apartment Community	Q2 2022	Q4 2024	Multifamily	50-Unit, Mid-Rise Apartment Community	Rock Hill, SC
CBD Office Complex	Q1 2021	Q1 2025	Office	301k Square Foot Office Complex	Denver, CO
249-Unit Apartment Community	Q1 2021	Q2 2025	Multifamily	249-Unit, Garden Style Apartment Community	Austin, TX

BENEFIT STREET PARTNERS | ALCENTRA 18

Appendix

Appendix

Core Portfolio – FBRT Portfolio Details – Top 15 Loans

Loan	Loan Type	Origination Date	Par Value	Amortized Cost	Spread	Effective Yield [(1)]	Fully Extended Maturity	State	Collateral Type	As-is LTV [(2)]
Loan 1	Senior Loan	5/10/24	117	116	+ 2.50%	6.63%	5/9/29	Connecticut	Multifamily	50.7%
Loan 2	Senior Loan	2/9/23	94	94	+ 4.00%	8.13%	5/9/28	Various	Hospitality	53.6%
Loan 3	Senior Loan	2/24/22	85	85	+ 3.15%	7.28%	3/9/26	North Carolina	Multifamily	69.6%
Loan 4	Senior Loan	12/15/21	80	80	4.25%	4.25%	3/9/27	North Carolina	Multifamily	76.1%
Loan 5	Senior Loan	2/16/24	80	79	+ 3.65%	7.78%	3/9/29	Texas	Multifamily	53.3%
Loan 6	Senior Loan	8/1/23	79	79	+ 3.20%	7.33%	8/9/28	Texas	Multifamily	58.7%
Loan 7	Senior Loan	2/10/22	79	79	+ 3.20%	7.33%	2/9/27	Florida	Multifamily	74.5%
Loan 8	Senior Loan	12/21/21	78	78	+ 3.45%	7.58%	1/9/27	Florida	Multifamily	78.8%
Loan 9	Senior Loan	3/7/24	75	75	+ 2.70%	6.83%	3/9/29	North Carolina	Industrial	58.6%
Loan 10	Senior Loan	3/31/21	74	74	+ 2.20%	6.33%	4/9/26	Texas	Multifamily	72.6%
Loan 11	Senior Loan	9/6/24	73	73	+ 2.75%	6.88%	9/9/28	Florida	Multifamily	72.7%
Loan 12	Senior Loan	2/29/24	67	67	+ 3.25%	7.38%	3/9/29	Florida	Multifamily	58.7%
Loan 13	Senior Loan	9/20/21	67	67	+ 3.25%	7.49%	10/9/26	South Carolina	Multifamily	77.1%
Loan 14	Senior Loan	6/14/22	65	65	+ 3.45%	7.58%	6/9/27	Georgia	Multifamily	71.6%
Loan 15	Senior Loan	11/10/21	61	61	+ 3.35%	7.59%	11/9/26	South Carolina	Multifamily	78.0%
Loans 16 - 147	Senior & Mezz Loans	Various	3,251	3,241	+ 3.63%	7.78%	Various	Various	Various	64.4%
Total/Wtd. avg.			**$4,425**	**$4,413**	**+ 3.45%**	**7.59%**	**2.1 years**			**64.8%**

Average Loan Size			**$30**	**$30**

Note: All numbers in millions.

1. Effective Yield defined as: (1) current spread of the loan plus (2) the greater of any applicable index or index floor.
2. As-is loan to value percentage is from metrics at origination. Predevelopment construction loans at origination will not have an LTV and therefore is nil.

BENEFIT STREET PARTNERS | ALCENTRA 20

B E N E F I T S T R E E T P A R T N E R S | A L C E N T R A 21 Risk Rating Principal Balance - 3,397 686 297 45 Loan Count, 2Q25 - 114 23 7 1 (+) Addition - 14 2 3 1 (-) Reduction - (10) (6) (2) - Loan Count, 3Q25 - 118 19 8 2 Change QoQ - 4 (4) 1 1 Non-Performing - - - 1 2 Watch List - - - 8 2 0.0% 76.8% 15.5% 6.7% 1.0% 1 2 3 4 5 Core Portfolio – Risk Ratings Note: Principal balance in millions. Watchlist loans are loans with a risk rating of 4 or 5. Appendix Risk Ratings Average risk rating was 2.3 for the quarter (no change from 2Q25)

Appendix

Core Portfolio – Earnings Sensitivity

Positive earnings correlation to falling rates due to rate floor activations

EPS Sensitivity on Index Rates


As of 10/15/25:
1M SOFR: 4.04%
As of 9/30/25:
1M SOFR: 4.13%
$0.14
$0.05
$0.01
$0.00
$0.00
-1.50%
-1.00%
-0.50%
9/30/2025
+0.25%
Change in Floating Base Rate Indices

Note: Reflects earnings impact of an increase or decrease in the floating-rate indices referenced by our core portfolio, assuming no change in credit spreads, portfolio composition or asset performance. Excludes NewPoint.

BENEFIT STREET PARTNERS | ALCENTRA 22

B E N E F I T S T R E E T P A R T N E R S | A L C E N T R A 23 $295 $1,014 $1,024 $804 $1,228 $60 2025 ROY 2026 2027 2028 2029 2030 Core Portfolio – Fully Extended Maturities Note: All numbers in millions. Appendix Fully Extended Maturity by Year

B E N E F I T S T R E E T P A R T N E R S | A L C E N T R A 24 Multifamily 81% Office 2% Hospitality 13% All Other 4% 2Q25 Provision/ (Benefit) Write offs 3Q25 UPB As % of Total UPB General CECL Provision $43.8 ($1.5) - $42.3 $4,403 1.0% Specific CECL Provision 0.3 2.0 - 2.3 $22 0.0% Total Allowance for Credit Losses $44.1 $0.5 $0.0 $44.6 $4,425 1.0% Core Portfolio – Allowance For Loan Loss Note: All numbers in millions. Allowance for loan loss above includes future funding. Appendix Total Allowance for Credit Loss by Collateral Type

Appendix

GAAP Net Income to Distributable Earnings Reconciliation

	3Q'25	2Q'25	1Q'25	4Q'24
GAAP Net Income (Loss)	**17.6**	**24.4**	**23.7**	**30.2**
Adjustments:				
Unrealized (Gain) / Loss (1)	1.9	(2.5)	3.3	(1.5)
Subordinated Performance Fee (2)	(0.3)	(0.8)	0.3	(1.4)
Non-Cash Compensation Expense	5.2	2.3	2.2	2.2
Depreciation & Amortization, net	3.4	1.4	1.4	1.4
Transaction-Related and Non-Recurring Items (3)	4.0	1.8	3.0	-
(Reversal of) / Provision for Credit Loss	(0.6)	(1.5)	(1.9)	0.9
Income from mortgage servicing rights	(19.7)	-	-	-
Amortization and write-offs of MSRs	15.9	-	-	-
Fair value adjustments on equity investments	0.9	-	-	-
Distributable Earnings before realized gain/(loss)	**28.4**	**25.1**	**31.9**	**31.7**
Realized Gain / (Loss) Adjustment on Loans and REO (4)	(1.7)	3.9	(38.2)	(0.5)
Distributable Earnings	**26.7**	**29.0**	**(6.2)**	**31.2**
7.5% Series E Cumulative Reedemable Preferred Stock Dividend	(4.8)	(4.8)	(4.8)	(4.8)
Noncontrolling Interests in Joint Ventures Net (Income) / Loss	(0.3)	(1.2)	0.4	0.4
Noncontrolling Interests in Joint Ventures Net (Income) / Loss DE Adjustments	(0.5)	1.1	(0.4)	(0.4)
Distributable Earnings to Common	**21.0**	**24.1**	**(11.1)**	**26.4**
Average Common Stock & Common Stock Equivalents (5)	1,385.4	1,324.4	1,338.9	1,346.2
GAAP Net Income / (Loss) ROE	3.6%	5.5%	5.7%	7.6%
Distributable Earnings ROE	6.1%	7.3%	(3.3%)	7.8%
GAAP Net Income / (Loss) Earnings Per Share, Diluted	$0.12	$0.19	$0.20	$0.29
Fully Converted Weighted Average Shares Outstanding (6)	97,406,462	89,022,855	88,842,266	88,437,287
GAAP Net Income / (Loss) Earnings Per Share, Fully Converted (6)	$0.13	$0.21	$0.22	$0.29
Distributable Earnings Per Share, Fully Converted (6)	$0.22	$0.27	($0.12)	$0.30
Distributable Earnings Per Share before realized gain/(loss), Fully Converted (6)	$0.23	$0.23	$0.31	$0.30

Note: All numbers in millions except share and per share data.

1. Represents unrealized gains and losses on (i) commercial mortgage loans, held for sale, measured at fair value, (ii) other real estate investments, measured at fair value and (iii) derivatives.
2. Represents accrued and unpaid subordinated performance fee. In addition, reversal of subordinated performance fee represents cash payment obligations in the quarter.
3. Represents transaction-related and non-recurring costs associated with the acquisition of NewPoint Holdings JV LLC
4. Represents amounts deemed nonrecoverable upon a realization event, which is generally at the time a loan is repaid, or in the case of a foreclosure or other property, when the underlying asset is sold. Amounts may also be deemed non-recoverable if, in our determination, it is nearly certain the carrying amounts will not be collected or realized upon sale. Amount may be different than the GAAP basis. As of September 30, 2025, the Company has $5.4 million of GAAP loss adjustments that would run through distributable earnings if and when cash losses are realized.
5. Represents the average of all classes of equity except the Series E Preferred Stock.
6. Fully Converted assumes conversion of our series of convertible preferred stock and Class A units along with full vesting of our outstanding equity compensation awards.

BENEFIT STREET PARTNERS | ALCENTRA 25

Appendix

Book Value Per Share & Shares Outstanding

		September 30, 2025
Stockholders' equity applicable to convertible common stock	$	1,391,864
Shares:		
Common stock		82,214,630
Restricted stock and restricted stock units		1,435,383
Series H convertible preferred stock		5,370,498
Class A - OP Units		8,385,951
Total outstanding shares		**97,406,462**
Fully-converted book value per share[(1)(2)]	**$**	**14.29**

Note: All numbers in thousands except per share and share data. Preferred stock values expressed in common stock equivalents.

1. Fully-converted book value per share assumed conversion of the Company's Series H preferred stock, Class A Units and the vesting of the Company's unvested RSUs.
2. Book value per share as of September 30, 2025, excluding the impact for accumulated depreciation and amortization of real property of $16.4 million, was $14.46.

BENEFIT STREET PARTNERS | ALCENTRA 26

Appendix

FBRT Income Statement

	Three Months Ended September 30, 2025	Three Months Ended September 30, 2024	Nine Months Ended September 30, 2025	Nine Months Ended September 30, 2024
Income				
Interest income	$ 106,167	$ 134,142	$ 331,246	$ 398,253
Less: Interest expense	76,492	89,884	217,298	257,942
Net interest income	29,675	44,258	113,948	140,311
Gain/(loss) on sales, including fee-based services, net	29,423	5,613	34,726	13,125
Mortgage servicing rights	19,745	–	19,745	–
Servicing revenue	3,606	–	3,606	–
Gain/(loss) on derivatives	(122)	(1,251)	(456)	(1,260)
Revenue from real estate owned	7,222	5,412	22,355	14,196
Total income	**$ 89,549**	**$ 54,032**	**$ 193,924**	**$ 166,372**
Expenses				
Compensation and benefits	$ 34,434	$ –	$ 34,434	$ –
Asset management and subordinated performance fee	6,082	4,906	18,174	19,023
Acquisition expenses	265	255	739	688
Administrative services expenses	3,455	3,801	10,687	7,365
Professional fees	9,334	3,588	20,609	11,536
Other expenses	14,052	5,709	35,557	11,274
Depreciation and amortization	3,432	1,387	6,193	4,221
Share-based compensation	2,237	2,134	6,799	6,020
Total expenses	**$ 73,291**	**$ 21,780**	**$ 133,192**	**$ 60,127**
Other income/(loss)				
(Provision)/benefit for credit losses	$ 569	$ 268	$ 3,954	$ (34,790)
Realized gain/(loss) on real estate securities, available for sale	–	55	113	143
Gain/(loss) on other real estate investments	(2,116)	(2,193)	(1,664)	(8,436)
Income/(loss) from equity method investments	6	–	187	–
Total other income/(loss)	**$ (1,541)**	**$ (1,870)**	**$ 2,590**	**$ (43,083)**
Income/(loss) before taxes	14,717	30,382	63,322	63,162
(Provision)/benefit for income tax	2,899	(209)	2,383	(927)
Net income/(loss)	**$ 17,616**	**$ 30,173**	**$ 65,705**	**$ 62,235**
Net (income)/loss attributable to non-controlling interest	(302)	1,441	(1,132)	3,124
Net income/(loss) attributable to Franklin BSP Realty Trust, Inc.	**$ 17,314**	**$ 31,614**	**$ 64,573**	**$ 65,359**
Less: Preferred stock dividends	6,749	6,749	20,245	20,245
Net income/(loss) applicable to common stock	**$ 10,565**	**$ 24,865**	**$ 44,328**	**$ 45,114**
Basic earnings per share	$ 0.12	$ 0.30	$ 0.52	$ 0.53
Diluted earnings per share	$ 0.12	$ 0.30	$ 0.51	$ 0.53
Basic weighted average shares outstanding	82,214,630	81,788,091	82,150,496	81,865,672
Diluted weighted average shares outstanding	90,600,581	81,788,091	84,976,530	81,865,672

BENEFIT STREET PARTNERS | ALCENTRA 27

Appendix

FBRT Balance Sheet

		September 30, 2025
ASSETS		
Cash and cash equivalents	$	116,652
Restricted cash		27,211
Investment securities, held to maturity		18,948
Commercial mortgage loans, held for investment, net of allowance for credit losses of $43,981 as of September 30, 2025		4,368,800
Commercial mortgage loans, held for sale, measured at fair value		619,031
Commercial mortgage loans, held for sale		40,909
Real estate securities, available for sale, measured at fair value, amortized cost of $82,578 as of September 30, 2025		82,640
Mortgage servicing rights, measured at fair value		208,564
Accrued interest receivable		41,183
Receivable for loan repayment		25,736
Prepaid expenses and other assets		46,739
Real estate owned, net of depreciation		99,853
Real estate owned, held for sale		212,429
Equity method investments		69,071
Intangible lease asset, net of amortization		117,981
Goodwill		90,848
Derivative instruments, measured at fair value		18,779
Loan repurchase option		13,102
Total assets	**$**	**6,218,475**
LIABILITIES AND STOCKHOLDERS' EQUITY		
Collateralized loan obligations	$	2,813,699
Repurchase agreements and revolving credit facilities - commercial mortgage loans		1,176,808
Repurchase agreements - real estate securities		131,657
Other financings		12,865
Unsecured debt		185,262
Mortgage note payable		23,998
Allowance for loss sharing		22,555
Accrued compensation		48,092
Loan repurchase option		13,102
Interest payable		20,086
Distributions payable		39,425
Accounts payable and accrued expenses		20,836
Due to affiliates		12,728
Derivative instruments, measured at fair value		7,554
Other liabilities		34,039
Total liabilities	**$**	**4,562,706**
Commitments and Contingencies		
Redeemable convertible preferred stock:		
Redeemable convertible preferred stock Series H, $0.01 par value, 20,000 authorized issued and outstanding as of September 30, 2025	$	89,748
Total redeemable convertible preferred stock	**$**	**89,748**
Equity:		
Preferred stock, $0.01 par value; 100,000,000 shares authorized, 7.5% Cumulative Redeemable Preferred Stock, Series E, 10,329,039 shares issued and outstanding as of September 30, 2025	$	258,742
Common stock, $0.01 par value, 900,000,000 shares authorized, 82,925,055 shares issued and outstanding as of September 30, 2025		822
Additional paid-in capital		1,605,399
Accumulated other comprehensive income/(loss)		62
Accumulated deficit		(392,841)
Total stockholders' equity	**$**	**1,472,184**
Non-controlling interest		93,837
Total equity	**$**	**1,566,021**
Total liabilities, redeemable convertible preferred stock and equity	**$**	**6,218,475**

BENEFIT STREET PARTNERS | ALCENTRA 28

B E N E F I T S T R E E T P A R T N E R S | A L C E N T R A 29 Definitions Distributable Earnings and Distributable Earnings to Common Distributable Earnings is a non-GAAP measure, which the Company defines as GAAP net income (loss), adjusted for (i) non-cash CLO amortization acceleration and amortization over the expected useful life of the Company's CLOs, (ii) unrealized gains and losses on loans and derivatives, including CECL reserves and impairments, net of realized gains and losses, as described further below, (iii) non-cash equity compensation expense, (iv) depreciation and amortization, (v) subordinated performance fee accruals/(reversal), (vi) realized gains and losses on debt extinguishment and CLO calls, and (vii) certain other non-cash items. Further, Distributable Earnings to Common, a non-GAAP measure, presents Distributable Earnings net of (x) perpetual preferred stock dividend payments and (y) non-controlling interests in joint ventures. As noted above, we exclude unrealized gains and losses on loans and other investments, including CECL reserves and impairments, from our calculation of Distributable Earnings and include realized gains and losses. The nature of these adjustments is described more fully in the footnotes to our reconciliation tables. GAAP loan loss reserves and any property impairment losses have been excluded from Distributable Earnings consistent with other unrealized losses pursuant to our existing definition of Distributable Earnings. We expect to only recognize such potential credit or property impairment losses in Distributable Earnings if and when such amounts are deemed nonrecoverable upon a realization event. This is generally at the time a loan is repaid, or in the case of a foreclosure or other property, when the underlying asset is sold. Amounts may also be deemed non-recoverable if, in our determination, it is nearly certain the carrying amounts will not be collected or realized. The realized loss amount reflected in Distributable Earnings will generally equal the difference between the cash received and the Distributable Earnings basis of the asset. The timing of any such loss realization in our Distributable Earnings may differ materially from the timing of the corresponding loss reserves, charge-offs or impairments in our consolidated financial statements prepared in accordance with GAAP. The Company believes that Distributable Earnings and Distributable Earnings to Common provide meaningful information to consider in addition to the disclosed GAAP results. The Company believes Distributable Earnings and Distributable Earnings to Common are useful financial metrics for existing and potential future holders of its common stock as historically, over time, Distributable Earnings to Common has been an indicator of common dividends per share. As a REIT, the Company generally must distribute annually at least 90% of its taxable income, subject to certain adjustments, and therefore believes dividends are one of the principal reasons stockholders may invest in its common stock. Further, Distributable Earnings to Common helps investors evaluate performance excluding the effects of certain transactions and GAAP adjustments that the Company does not believe are necessarily indicative of current loan portfolio performance and the Company's operations and is one of the performance metrics the Company's board of directors considers when dividends are declared. Distributable Earnings and Distributable Earnings to Common do not represent net income (loss) and should not be considered as an alternative to GAAP net income (loss). The methodology for calculating Distributable Earnings and Distributable Earnings to Common may differ from the methodologies employed by other companies and thus may not be comparable to the Distributable Earnings reported by other companies.

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